Principal Funds, Inc.
Supplement dated July 2, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019, March 29, 2019, April 12, 2019,
April 29, 2019, May 7, 2019, May 31, 2019, June 14, 2019,
June 24, 2019 and July 1, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES

In the Investment Advisors section, delete references to Logan Circle Partners, L.P. and replace with the following:

Sub-Advisor:	MetLife Investment Management, LLC (“MIM”), is a wholly-owned indirect subsidiary of MetLife, Inc.

Fund(s):	a portion of Global Diversified Income